UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2014

Semiannual Report

to Shareholders

DWS Large Cap Value Fund

(On August 11, 2014, DWS Large Cap Value Fund will be renamed Deutsche Large Cap Value Fund.)

Contents
3 Letter to Shareholders
4 Performance Summary
7 Portfolio Management Team
7 Portfolio Summary
9 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
26 Notes to Financial Statements
36 Information About Your Fund's Expenses
38 Advisory Agreement Board Considerations and Fee Evaluation
43 Account Management Resources
45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder

President, DWS Funds

Performance Summary May 31, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	7.44%	19.52%	14.09%	6.66%
Adjusted for the Maximum Sales Charge (max 5.75% load)	1.26%	12.65%	12.75%	6.03%
Russell 1000® Value Index†	8.20%	19.60%	18.44%	8.00%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		21.57%	16.92%	6.45%
Adjusted for the Maximum Sales Charge (max 5.75% load)		14.58%	15.54%	5.82%
Russell 1000® Value Index†		21.57%	21.75%	7.58%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	7.07%	18.65%	13.21%	5.79%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	3.07%	15.65%	13.09%	5.79%
Russell 1000® Value Index†	8.20%	19.60%	18.44%	8.00%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		20.66%	16.03%	5.59%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		17.66%	15.92%	5.59%
Russell 1000® Value Index†		21.57%	21.75%	7.58%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	7.09%	18.70%	13.31%	5.89%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.09%	18.70%	13.31%	5.89%
Russell 1000® Value Index†	8.20%	19.60%	18.44%	8.00%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		20.72%	16.10%	5.67%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		20.72%	16.10%	5.67%
Russell 1000® Value Index†		21.57%	21.75%	7.58%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	7.27%	19.15%	13.78%	6.37%
Russell 1000® Value Index†	8.20%	19.60%	18.44%	8.00%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		21.25%	16.60%	6.16%
Russell 1000® Value Index†		21.57%	21.75%	7.58%
Class S	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 5/31/14
No Sales Charges	7.62%	19.91%	14.48%	6.73%
Russell 1000® Value Index†	8.20%	19.60%	18.44%	6.94%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		21.97%	17.31%	6.60%
Russell 1000® Value Index†		21.57%	21.75%	6.79%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	7.61%	19.89%	14.48%	7.05%
Russell 1000® Value Index†	8.20%	19.60%	18.44%	8.00%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		21.95%	17.32%	6.83%
Russell 1000® Value Index†		21.57%	21.75%	7.58%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 1, 2014 are 0.99%, 1.78%, 1.70%, 1.31%, 0.67% and 0.69% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares for periods prior to inception on March 1, 2011 are derived from the historical performance of Class A shares of DWS Large Cap Value Fund during such periods and have been adjusted to reflect higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on December 20, 2004. The performance shown for the index is for the time period of December 31, 2004 through May 31, 2014 (through March 31, 2014 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class S.

† The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
5/31/14	$23.21	$23.31	$23.26	$23.20	$23.22	$23.23
11/30/13	$23.22	$23.30	$23.26	$23.21	$23.23	$23.24
Distribution Information as of 5/31/14
Income Dividends, Six Months	$.27	$.18	$.19	$.23	$.31	$.30
Capital Gain Distributions, Six Months	$1.34	$1.34	$1.34	$1.34	$1.34	$1.34

Portfolio Management Team

Thomas Schuessler, PhD, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

— Head of Equity Income and Member of the Asset Management CIO Executive Committee: Frankfurt.

— PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Peter Steffen, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio Manager for US and Global Value Equity: Frankfurt.

— Master's Degree ("Diplom-Kaufmann") in Finance and Asset Management from International School of Management, Dortmund, with educational exchanges at the Université de Neuchâtel (Switzerland) and the University of Colorado (USA).

Oliver Pfeil, PhD, Director

Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 2006 after three years as Executive Assistant to the Management Board of Deutsche Bank. Previously, he served as a Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000–2002) and as a Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002–2003).

— Portfolio manager for US and Global Value Equity: Frankfurt.

— PhD and MBA in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at May 31, 2014 (21.7% of Net Assets)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	3.8%
2. General Electric Co. Globally diversified technology and financial services company	2.5%
3. JPMorgan Chase & Co. Provider of global financial services	2.4%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.4%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	2.0%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.9%
7. Merck & Co., Inc. A global pharmaceutical company	1.8%
8. Johnson & Johnson Manufacturer of health care products and provider of related services	1.7%
9. PNC Financial Services Group, Inc. Provider of diversified financial services	1.6%
10. Wells Fargo & Co. A diversified financial services company	1.6%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 9. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 43 for contact information.

Investment Portfolio as of May 31, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 95.6%
Consumer Discretionary 7.2%
Automobiles 0.8%
Ford Motor Co.	750,000	12,330,000
Hotels, Restaurants & Leisure 0.8%
McDonald's Corp.	125,000	12,678,750
Household Durables 1.4%
Garmin Ltd. (a)	150,000	8,836,500
Jarden Corp.*	125,000	7,072,500
M.D.C. Holdings, Inc. (a)	250,000	7,152,500
		23,061,500
Media 3.3%
Comcast Corp. "A"	425,000	22,185,000
News Corp. "A"*	400,000	6,824,000
Time Warner, Inc.	125,000	8,728,750
Twenty-First Century Fox, Inc. "A" (a)	200,000	7,082,000
Walt Disney Co.	100,000	8,401,000
		53,220,750
Specialty Retail 0.6%
Advance Auto Parts, Inc.	50,000	6,208,500
American Eagle Outfitters, Inc. (a)	325,000	3,487,250
		9,695,750
Textiles, Apparel & Luxury Goods 0.3%
Columbia Sportswear Co.	50,000	4,178,500
Consumer Staples 9.4%
Beverages 1.6%
Molson Coors Brewing Co. "B"	125,000	8,216,250
PepsiCo, Inc.	200,000	17,666,000
		25,882,250
Food & Staples Retailing 2.8%
CVS Caremark Corp.	200,000	15,664,000
Sysco Corp. (a)	200,000	7,506,000
Wal-Mart Stores, Inc.	150,000	11,515,500
Walgreen Co.	150,000	10,786,500
		45,472,000
Food Products 1.6%
Kellogg Co.	150,000	10,347,000
Sanderson Farms, Inc. (a)	75,000	6,938,250
Tyson Foods, Inc. "A"	200,000	8,492,000
		25,777,250
Household Products 2.6%
Energizer Holdings, Inc.	75,000	8,700,000
Procter & Gamble Co.	400,000	32,316,000
		41,016,000
Tobacco 0.8%
Altria Group, Inc.	325,000	13,507,000
Energy 13.4%
Energy Equipment & Services 1.5%
Diamond Offshore Drilling, Inc. (a)	150,000	7,659,000
Halliburton Co.	100,000	6,464,000
National Oilwell Varco, Inc.	125,000	10,233,750
		24,356,750
Oil, Gas & Consumable Fuels 11.9%
Apache Corp.	125,000	11,652,500
ARC Resources Ltd. (a)	250,000	7,205,109
Canadian Oil Sands Ltd.	525,000	11,044,222
Chevron Corp.	250,000	30,697,500
ConocoPhillips	150,000	11,991,000
Devon Energy Corp.	150,000	11,085,000
Exxon Mobil Corp.	600,000	60,318,000
Hess Corp. (a)	100,000	9,130,000
Occidental Petroleum Corp.	125,000	12,461,250
Parkland Fuel Corp. (a)	250,000	4,934,059
Phillips 66	125,000	10,598,750
Suncor Energy, Inc.	250,000	9,632,500
		190,749,890
Financials 21.7%
Banks 9.9%
Bank of America Corp.	1,500,000	22,710,000
Canadian Imperial Bank of Commerce (a)	125,000	11,027,852
Citigroup, Inc.	500,000	23,785,000
JPMorgan Chase & Co.	700,000	38,899,000
PNC Financial Services Group, Inc.	300,000	25,581,000
U.S. Bancorp.	250,000	10,547,500
Wells Fargo & Co.	500,000	25,390,000
		157,940,352
Capital Markets 3.1%
Bank of New York Mellon Corp.	250,000	8,640,000
BlackRock, Inc.	25,000	7,622,500
Franklin Resources, Inc.	150,000	8,281,500
Legg Mason, Inc. (a)	200,000	9,768,000
The Goldman Sachs Group, Inc.	100,000	15,981,000
		50,293,000
Consumer Finance 1.0%
Capital One Financial Corp.	200,000	15,778,000
Diversified Financial Services 0.5%
The NASDAQ OMX Group, Inc.	200,000	7,580,000
Insurance 6.7%
ACE Ltd.	75,000	7,778,250
Alleghany Corp.*	4,877	2,053,804
Allstate Corp.	125,000	7,282,500
American International Group, Inc.	200,000	10,814,000
Aon PLC	100,000	8,994,000
CNA Financial Corp.	200,000	8,036,000
Fidelity National Financial, Inc. "A"	200,000	6,668,000
First American Financial Corp.	250,000	7,005,000
Intact Financial Corp.	125,000	8,254,173
PartnerRe Ltd.	75,000	8,052,750
Prudential Financial, Inc.	175,000	14,378,000
The Travelers Companies, Inc.	125,000	11,681,250
Unum Group	200,000	6,782,000
		107,779,727
Real Estate Management & Development 0.5%
Brookfield Asset Management, Inc. "A" (a)	175,000	7,532,000
Health Care 13.8%
Biotechnology 0.7%
Amgen, Inc.	100,000	11,599,000
Health Care Equipment & Supplies 2.3%
Abbott Laboratories	200,000	8,002,000
C.R. Bard, Inc.	75,000	11,093,250
Medtronic, Inc.	175,000	10,680,250
St. Jude Medical, Inc.	100,000	6,490,000
		36,265,500
Health Care Providers & Services 3.2%
Aetna, Inc.	100,000	7,755,000
Cardinal Health, Inc.	150,000	10,594,500
McKesson Corp.	45,000	8,533,800
UnitedHealth Group, Inc.	125,000	9,953,750
WellPoint, Inc.	125,000	13,545,000
		50,382,050
Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	175,000	9,964,500
Pharmaceuticals 7.0%
Eli Lilly & Co.	150,000	8,979,000
Johnson & Johnson	275,000	27,901,500
Merck & Co., Inc.	500,000	28,930,000
Pfizer, Inc.	1,275,000	37,778,250
Questcor Pharmaceuticals, Inc. (a)	100,000	9,013,000
		112,601,750
Industrials 6.7%
Aerospace & Defense 1.3%
Northrop Grumman Corp.	75,000	9,116,250
Raytheon Co.	125,000	12,196,250
		21,312,500
Airlines 0.5%
Southwest Airlines Co.	275,000	7,273,750
Commercial Services & Supplies 0.9%
ABM Industries, Inc.	200,000	5,454,000
Republic Services, Inc.	250,000	8,850,000
		14,304,000
Industrial Conglomerates 3.1%
Danaher Corp.	125,000	9,803,750
General Electric Co.	1,500,000	40,185,000
		49,988,750
Machinery 0.4%
AGCO Corp.	125,000	6,745,000
Road & Rail 0.5%
Norfolk Southern Corp.	75,000	7,556,250
Information Technology 12.1%
Communications Equipment 1.8%
Brocade Communications Systems, Inc.*	500,000	4,560,000
Cisco Systems, Inc.	1,000,000	24,620,000
		29,180,000
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	350,000	7,455,000
Tech Data Corp.*	150,000	8,926,500
		16,381,500
IT Services 0.7%
Booz Allen Hamilton Holding Corp.	250,000	5,532,500
Xerox Corp.	500,000	6,175,000
		11,707,500
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	125,000	6,547,500
Broadcom Corp. "A"	200,000	6,374,000
Intel Corp.	350,000	9,562,000
Marvell Technology Group Ltd.	400,000	6,228,000
NVIDIA Corp. (a)	300,000	5,700,000
Texas Instruments, Inc.	150,000	7,047,000
		41,458,500
Software 3.2%
Activision Blizzard, Inc.	400,000	8,312,000
CA, Inc.	200,000	5,738,000
Microsoft Corp.	500,000	20,470,000
Oracle Corp.	400,000	16,808,000
		51,328,000
Technology Hardware, Storage & Peripherals 2.8%
Apple, Inc.	25,000	15,825,000
EMC Corp.	325,000	8,632,000
Hewlett-Packard Co.	325,000	10,887,500
Western Digital Corp.	100,000	8,785,000
		44,129,500
Materials 3.2%
Chemicals 1.8%
Celanese Corp. "A"	125,000	7,837,500
CF Industries Holdings, Inc.	30,000	7,299,300
LyondellBasell Industries NV "A"	75,000	7,467,750
Praxair, Inc.	50,000	6,612,000
		29,216,550
Metals & Mining 1.1%
Constellium NV "A"*	200,000	5,828,000
Freeport-McMoRan Copper & Gold, Inc.	200,000	6,810,000
Newmont Mining Corp.	250,000	5,722,500
		18,360,500
Paper & Forest Products 0.3%
Western Forest Products, Inc.	2,000,000	4,242,368
Telecommunication Services 2.7%
Diversified Telecommunication Services
AT&T, Inc. (a)	500,000	17,735,000
BCE, Inc. (a)	200,000	9,186,000
Verizon Communications, Inc.	325,000	16,237,000
		43,158,000
Utilities 5.4%
Electric Utilities 3.3%
American Electric Power Co., Inc.	150,000	8,002,500
Duke Energy Corp.	100,000	7,108,000
Entergy Corp.	100,000	7,542,000
NextEra Energy, Inc.	75,000	7,302,000
Pinnacle West Capital Corp.	125,000	6,927,500
PPL Corp.	250,000	8,772,500
Southern Co. (a)	175,000	7,661,500
		53,316,000
Gas Utilities 0.6%
UGI Corp.	200,000	9,734,000
Independent Power & Renewable Eletricity Producers 0.5%
AES Corp.	500,000	7,050,000
Multi-Utilities 1.0%
Public Service Enterprise Group, Inc.	200,000	7,792,000
Wisconsin Energy Corp. (a)	175,000	7,966,000
		15,758,000
Total Common Stocks (Cost $1,165,519,020)		1,531,842,937

Securities Lending Collateral 8.3%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $133,318,184)	133,318,184	133,318,184

Cash Equivalents 4.3%
Central Cash Management Fund, 0.05% (b) (Cost $68,895,167)	68,895,167	68,895,167

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,367,732,371)†	108.2	1,734,056,288
Other Assets and Liabilities, Net	(8.2)	(132,148,694)
Net Assets	100.0	1,601,907,594

* Non-income producing security.

† The cost for federal income tax purposes was $1,374,973,641. At May 31, 2014 , net unrealized appreciation for all securities based on tax cost was $359,082,647. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $368,998,313 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,915,666.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at May 31, 2014 amounted to $129,973,115, which is 8.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,531,842,937	$—	$—	$1,531,842,937
Short-Term Investments (d)	202,213,351	—	—	202,213,351
Total	$1,734,056,288	$—	$—	$1,734,056,288

There have been no transfers between fair value measurement levels during the period ended May 31, 2014 .

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,165,519,020) — including $129,973,115 of securities loaned	$1,531,842,937
Investment in Daily Assets Fund Institutional (cost $133,318,184)*	133,318,184
Investment in Central Cash Management Fund (cost $68,895,167)	68,895,167
Total investments in securities, at value (cost $1,367,732,371)	1,734,056,288
Foreign currency, at value (cost $1,623,351)	1,636,801
Receivable for investments sold	4,461,031
Receivable for Fund shares sold	257,030
Dividends receivable	3,518,060
Interest receivable	65,946
Foreign taxes recoverable	17,774
Other assets	51,400
Total assets	1,744,064,330
Liabilities
Payable upon return of securities loaned	133,318,184
Payable for investments purchased	2,763,420
Payable for Fund shares redeemed	4,573,182
Accrued management fee	570,716
Accrued Directors' fees	11,553
Other accrued expenses and payables	919,681
Total liabilities	142,156,736
Net assets, at value	$1,601,907,594
Net Assets Consist of
Undistributed net investment income	7,310,650
Net unrealized appreciation (depreciation) on: Investments	366,323,917
Foreign currency	15,327
Accumulated net realized gain (loss)	78,216,083
Paid-in capital	1,150,041,617
Net assets, at value	$1,601,907,594

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2014 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($364,640,026 ÷ 15,710,760 shares of capital stock outstanding, $.01 par value, 420,000,000 shares authorized)	$23.21
Maximum offering price per share (100 ÷ 94.25 of $23.21)	$24.63
Class B Net Asset Value and redemption price per share ($2,686,021 ÷ 115,242 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$23.31
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($38,939,753 ÷ 1,674,307 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$23.26
Class R Net Asset Value, offering and redemption price per share ($2,169,283 ÷ 93,505 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$23.20
Class S Net Asset Value, offering and redemption price per share ($1,058,354,492 ÷ 45,577,513 shares of capital stock outstanding, $.01 par value, 300,000,000 shares authorized)	$23.22
Institutional Class Net Asset Value, offering and redemption price per share ($135,118,019 ÷ 5,817,354 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$23.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended May 31, 2014 (Unaudited)
Investment Income
Income Dividends (net of foreign taxes withheld of $124,649)	$18,503,486
Interest	500
Income distributions — Central Cash Management Fund	11,396
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	272,606
Total income	18,787,988
Expenses: Management fee	3,317,119
Administration fee	782,547
Services to shareholders	1,086,479
Distribution and service fees	652,997
Custodian fee	12,253
Professional fees	52,661
Reports to shareholders	44,285
Registration fees	36,335
Directors' fees and expenses	29,491
Other	30,709
Total expenses	6,044,876
Net investment income (loss)	12,743,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	93,086,128
Foreign currency	44,541
93,130,669
Change in net unrealized appreciation (depreciation) on: Investments	9,151,455
Foreign currency	16,021
9,167,476
Net gain (loss)	102,298,145
Net increase (decrease) in net assets resulting from operations	$115,041,257

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013
Operations: Net investment income (loss)	$12,743,112	$27,712,029
Operations: Net investment income (loss)	$12,743,112	$27,712,029
Net realized gain (loss)	93,130,669	157,148,193
Change in net unrealized appreciation (depreciation)	9,167,476	208,201,293
Net increase (decrease) in net assets resulting from operations	115,041,257	393,061,515
Distributions to shareholders from: Net investment income: Class A	(4,432,824)	(6,874,576)
Class B	(24,486)	(37,855)
Class C	(312,496)	(395,430)
Class R	(18,152)	(18,664)
Class S	(13,718,617)	(20,339,115)
Institutional Class	(1,668,749)	(2,927,700)
Distributions to shareholders from: Net realized gains: Class A	(22,155,628)	—
Class B	(182,760)	—
Class C	(2,190,147)	—
Class R	(101,732)	—
Class S	(59,474,273)	—
Institutional Class	(7,219,597)	—
Total distributions	(111,499,461)	(30,593,340)
Fund share transactions: Proceeds from shares sold	43,675,162	100,451,891
Reinvestment of distributions	106,170,197	28,969,027
Payments for shares redeemed	(150,562,090)	(342,525,057)
Net increase (decrease) in net assets from Fund share transactions	(716,731)	(213,104,139)
Increase (decrease) in net assets	2,825,065	149,364,036
Net assets at beginning of period	1,599,082,529	1,449,718,493
Net assets at end of period (including undistributed net investment income of $7,310,650 and $14,742,862, respectively)	$1,601,907,594	$1,599,082,529

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended November 30,
Class A	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$23.22		$18.31	$17.21	$16.53	$15.95	$13.09
Income (loss) from investment operations: Net investment income (loss)a	.16		.33	.33	.32	.30	.28
Net realized and unrealized gain (loss)	1.44		4.95	1.10	.61	.57	2.83
Total from investment operations	1.60		5.28	1.43	.93	.87	3.11
Less distributions from: Net investment income	(.27)		(.37)	(.33)	(.25)	(.29)	(.25)
Net realized gains	(1.34)		—	—	—	—	—
Total distributions	(1.61)		—	—	—	—	—
Net asset value, end of period	$23.21		$23.22	$18.31	$17.21	$16.53	$15.95
Total Return (%)b	7.44	**	29.14	8.35	5.62	5.54	24.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	365		388	377	415	492	469
Ratio of expenses (%)	.99	*	.99	1.00	1.02	1.03	1.02
Ratio of net investment income (loss) (%)	1.40	*	1.59	1.86	1.84	1.86	2.05
Portfolio turnover rate (%)	21	**	67	51	34	32	81
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charge. * Annualized ** Not annualized

			Years Ended November 30,
Class B	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$23.30		$18.38	$17.27	$16.57	$15.97	$13.11
Income (loss) from investment operations: Net investment income (loss)a	.07		.17	.19	.19	.16	.16
Net realized and unrealized gain (loss)	1.46		4.95	1.10	.61	.59	2.83
Total from investment operations	1.53		5.12	1.29	.80	.75	2.99
Less distributions from: Net investment income	(.18)		(.20)	(.18)	(.10)	(.15)	(.13)
Net realized gains	(1.34)		—	—	—	—	—
Total distributions	(1.52)		—	—	—	—	—
Net asset value, end of period	$23.31		$23.30	$18.38	$17.27	$16.57	$15.97
Total Return (%)b	7.07	**	28.05	7.53	4.83	4.72	23.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	4	6	10	22
Ratio of expenses (%)	1.78	*	1.78	1.80	1.77	1.85	1.87
Ratio of net investment income (loss) (%)	.62	*	.81	1.05	1.10	1.03	1.19
Portfolio turnover rate (%)	21	**	67	51	34	32	81
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charge. * Annualized ** Not annualized

			Years Ended November 30,
Class C	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$23.26		$18.35	$17.24	$16.56	$15.96	$13.10
Income (loss) from investment operations: Net investment income (loss)a	.08		.19	.21	.20	.19	.17
Net realized and unrealized gain (loss)	1.45		4.95	1.10	.60	.58	2.84
Total from investment operations	1.53		5.14	1.31	.80	.77	3.01
Less distributions from: Net investment income	(.19)		(.23)	(.20)	(.12)	(.17)	(.15)
Net realized gains	(1.34)		—	—	—	—	—
Total distributions	(1.53)		—	—	—	—	—
Net asset value, end of period	$23.26		$23.26	$18.35	$17.24	$16.56	$15.96
Total Return (%)b	7.09	**	28.18	7.65	4.86	4.85	23.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39		38	35	39	42	42
Ratio of expenses (%)	1.68	*	1.70	1.70	1.70	1.73	1.78
Ratio of net investment income (loss) (%)	.72	*	.89	1.16	1.16	1.16	1.28
Portfolio turnover rate (%)	21	**	67	51	34	32	81
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charge. * Annualized ** Not annualized

			Years Ended November 30,
Class R	Six Months Ended 5/31/14 (Unaudited)		2013		2012	Period Ended 11/30/11a
Selected Per Share Data
Net asset value, beginning of period	$23.21		$18.31		$17.22	$18.16
Income (loss) from investment operations: Net investment income (loss)b	.12		.27		.32	.22
Net realized and unrealized gain (loss)	1.44		4.94		1.06	(1.01)
Total from investment operations	1.56		5.21		1.38	(.79)
Less distributions from: Net investment income	(.23)		(.31)		(.29)	(.15)
Net realized gains	(1.34)		—		—	—
Total distributions	(1.57)		—		—	—
Net asset value, end of period	$23.20		$23.21		$18.31	$17.22
Total Return (%)	7.27	**	28.72	c	8.05	(4.35	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	2,169		1,738		941	1
Ratio of expenses before expense reductions (%)	1.29	*	1.31		1.33	4.06	*
Ratio of expenses after expense reductions (%)	1.29	*	1.30		1.33	1.26	*
Ratio of net investment income (loss) (%)	1.10	*	1.29		1.77	1.66	*
Portfolio turnover rate (%)	21	**	67		51	34	**
a For the period from March 1, 2011 (commencement of Class R shares) to November 30, 2011.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended November 30,
Class S	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$23.23		$18.32	$17.22	$16.54	$15.95	$13.09
Income (loss) from investment operations: Net investment income (loss)a	.19		.40	.39	.38	.35	.33
Net realized and unrealized gain (loss)	1.45		4.94	1.09	.60	.58	2.82
Total from investment operations	1.64		5.34	1.48	.98	.93	3.15
Less distributions from: Net investment income	(.31)		(.43)	(.38)	(.30)	(.34)	(.29)
Net realized gains	(1.34)		—	—	—	—	—
Total distributions	(1.65)		—	—	—	—	—
Net asset value, end of period	$23.22		$23.23	$18.32	$17.22	$16.54	$15.95
Total Return (%)	7.62	**	29.54	8.71	5.95	5.92	24.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,058		1,042	902	955	991	976
Ratio of expenses (%)	.67	*	.67	.69	.68	.70	.71
Ratio of net investment income (loss) (%)	1.74	*	1.92	2.17	2.18	2.19	2.36
Portfolio turnover rate (%)	21	**	67	51	34	32	81
a Based on average shares outstanding during the period. * Annualized ** Not annualized

			Years Ended November 30,
Institutional Class	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$23.24		$18.33	$17.23	$16.55	$15.97	$13.12
Income (loss) from investment operations: Net investment income (loss)a	.19		.39	.39	.38	.36	.34
Net realized and unrealized gain (loss)	1.44		4.95	1.10	.60	.57	2.82
Total from investment operations	1.63		5.34	1.49	.98	.93	3.16
Less distributions from: Net investment income	(.30)		(.43)	(.39)	(.30)	(.35)	(.31)
Net realized gains	(1.34)		—	—	—	—	—
Total distributions	(1.64)		—	—	—	—	—
Net asset value, end of period	$23.23		$23.24	$18.33	$17.23	$16.55	$15.97
Total Return (%)	7.61	**	29.52	8.71	5.98	5.94	24.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135		126	131	129	104	108
Ratio of expenses (%)	.70	*	.69	.69	.68	.67	.63
Ratio of net investment income (loss) (%)	1.70	*	1.88	2.17	2.18	2.22	2.43
Portfolio turnover rate (%)	21	**	67	51	34	32	81
a Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Large Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $6,934,000 of pre-enactment losses inherited from its merger with an affiliated fund in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended May 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $320,551,767 and $465,472,493, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the six months ended May 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waiver/reimbursement) of 0.42% of the Fund's average daily net assets.

For the period from December 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.10%
Class B	1.85%
Class C	1.85%
Class R	1.35%
Class S	.85%
Institutional Class	.85%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended May 31, 2014, the Administration Fee was $782,547, of which $134,717 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2014
Class A	$191,615	$103,451
Class B	2,547	1,388
Class C	10,431	5,651
Class R	1,699	811
Class S	359,247	189,169
Institutional Class	86,908	48,479
	$652,447	$348,949

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2014
Class B	$11,047	$1,729
Class C	142,731	24,672
Class R	2,381	431
	$156,159	$26,832

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2014	Annualized Rate
Class A	$443,599	$157,732	.24%
Class B	3,583	1,340	.24%
Class C	47,276	16,926	.25%
Class R	2,380	933	.25%
	$496,838	$176,931

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2014 aggregated $4,615.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2014, the CDSC for Class B and C shares aggregated $728 and $806, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2014, DIDI received $81 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,737, of which $3,894 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended May 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $25,563.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended May 31, 2014		Year Ended November 30, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	797,695	$17,775,985	2,394,127	$50,003,923
Class B	1,560	34,654	7,205	143,178
Class C	96,482	2,158,404	207,191	4,295,431
Class R	20,874	467,131	31,483	665,272
Class S	703,922	15,556,158	1,446,210	29,882,134
Institutional Class	346,614	7,682,830	751,221	15,461,953
		$43,675,162		$100,451,891
Shares issued to shareholders in reinvestment of distributions
Class A	1,190,612	$25,661,915	329,552	$6,620,476
Class B	9,025	195,427	1,696	34,070
Class C	99,860	2,157,981	16,565	333,343
Class R	5,561	119,884	921	18,662
Class S	3,208,214	69,156,880	945,469	19,043,693
Institutional Class	411,647	8,878,110	144,968	2,918,783
		$106,170,197		$28,969,027
Shares redeemed
Class A	(2,981,860)	$(66,241,042)	(6,592,534)	$(136,377,877)
Class B	(37,180)	(837,141)	(90,463)	(1,869,882)
Class C	(166,639)	(3,735,769)	(485,500)	(9,918,767)
Class R	(7,827)	(173,384)	(8,901)	(187,262)
Class S	(3,207,357)	(71,815,834)	(6,724,794)	(138,260,304)
Institutional Class	(347,375)	(7,758,920)	(2,654,012)	(55,910,965)
		$(150,562,090)		$(342,525,057)
Net increase (decrease)
Class A	(993,553)	$(22,803,142)	(3,868,855)	$(79,753,478)
Class B	(26,595)	(607,060)	(81,562)	(1,692,634)
Class C	29,703	580,616	(261,744)	(5,289,993)
Class R	18,608	413,631	23,503	496,672
Class S	704,779	12,897,204	(4,333,115)	(89,334,477)
Institutional Class	410,886	8,802,020	(1,757,823)	(37,530,229)
		$(716,731)		$(213,104,139)

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Large Cap Value Fund will be renamed Deutsche Large Cap Value Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2013 to May 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,074.40	$1,070.70	$1,070.90	$1,072.70	$1,076.20	$1,076.10
Expenses Paid per $1,000*	$5.12	$9.19	$8.67	$6.67	$3.47	$3.62
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,020.00	$1,016.06	$1,016.55	$1,018.50	$1,021.59	$1,021.44
Expenses Paid per $1,000*	$4.99	$8.95	$8.45	$6.49	$3.38	$3.53

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Large Cap Value Fund	.99%	1.78%	1.68%	1.29%	.67%	.70%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of DWS Large Cap Value Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their independent counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F 101	23338F 200	23338F 309	23338F 606	23338F 705
Fund Number	086	286	386	2312	1486

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	KDCQX
CUSIP Number	23338F 630
Fund Number	1586

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DLCVF-3
(R-027919-3 7/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2014